Exhibit 10.106

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

February 24, 1998

Ms. Victoria Thomas

General Counsel

University of Kansas

245 Strong Hall

Lawrence, KS 66045

Dear Ms. Thomas:

The letter shall serve as an amendment to the license agreement between CyDex, Inc. and the University of Kansas dated September 3, 1993.

Section 7.1(c) is modified as follows:

(c) [***]; and

New Section 7.1(e) added:

(e) [***].

The above two amendments shall be effective upon execution by their duly authorized representatives.

UNIVERSITY OF KANSAS		CyDex, Inc.

By:	/s/ [Illegible]	By:	/s/ [Illegible]
Title:	Associate Vice Chancellor	Title:	Vice President Corporate Development
Date:	February 25, 1998	Date:	Feb. 24, 1998

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.